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                                                                      Exhibit 32


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C SECTION 1350)


         In connection with the Quarterly Report of HENRY BROS. ELECTRONICS, INC. (the "Company") on Form 10-QSB for the Quarter Ended June 30, 2005 as filed with the Security and Exchange Commission on the date thereof (the "Report"), we, James E. Henry, Irvin F. Witcosky and Philip A. Timpanaro, the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, (18 U.S.C. Section 1350) that to our knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

         2. The information contained in the Report fairly presents, in all material; respects, the financial condition and results of operations of the company.


                                               /s/ James E. Henry
                                               -------------------------------
                                               Name:  James E. Henry
                                               Chief Executive Officer

                                               /s/ Irvin F. Witcosky
                                               -------------------------------
                                               Name:  Irvin F. Witcosky
                                               Chief Operating Officer

                                               /s/ Philip A. Timpanaro
                                               -------------------------------
                                               Name:  Philip A. Timpanaro
                                               Chief Financial Officer


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